                            SCHEDULE 14C INFORMATION

                        Definitive Information Statement
        Pursuant to Section 14(c) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                              BISHOP EQUITIES, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)   Title of each class of securities to which transaction applies:
     Common Stock

2)   Aggregate number of securities to which transaction applies:
     2,660,000 shares

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid:   N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:    $0

2)   Form, Schedule or Registration Statement No.: N/A

3)   Filing Party:         Bishop Equities, Inc.
                           7825 Fay Avenue, Suite 200, LaJolla, CA  92037

4)   Date Filed:  March 13, 2000

                              BISHOP EQUITIES, INC.

                           7825 Fay Avenue, Suite 200
                            LaJolla, California 92037
                         Telephone Number: 858-456-5777

                              ---------------------
                              INFORMATION STATEMENT
                              ---------------------


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

         THIS INFORMAITON STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSED NAME CHANGE OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                              ---------------------

                                  INTRODUCTION

         This Information Statement is being furnished to stockholders of BISHOP EQUITIES, INC., a Nevada corporation ("Bishop"), in connection with resolutions providing for amendments to its Articles of Incorporation to change the name of Bishop to "Aethlon Medical, Inc." (the "Name Change").

         The Board of Directors and persons owning a majority of the outstanding voting securities of Bishop have adopted, ratified, and approved resolutions to effect the Name Change; no other votes are required or necessary. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval," below. Only shareholders of record at the close of business on February 23, 2000 are entitled to notice of the action taken by written consent.

         The Name Change will be effective on the 21st day following the mailing of a definitive copy of this Information Statement to the Bishop stockholders (the "Effective Date").

         The Company will bear all of the costs of the preparation and dissemination of this Information Statement. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the proposed Name Change.

         Correspondence with respect to the proposed Name Change should be addressed to the Secretary of the Company at the Company's principal executive offices at 7825 Fay Avenue, Suite 200, LaJolla, California 92037.

                         DISSENTERS' RIGHTS OF APPRAISAL

         The General Corporation Law of the State of Nevada (the "Nevada Law") does not provide for dissenters' rights of appraisal in connection the Name Change.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to Bishop's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

         The securities that would have been entitled to vote if a meeting was required to be held to effect the Name Change consist of 2,660,000 shares of $.001 par value common stock of Bishop, the number of outstanding shares of common stock at the close of business on the date hereof. Each share of common stock is entitled to one vote. The record date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendments to Bishop's Articles of Incorporation, is February 23, 2000.

SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT.

         To the knowledge of management and based upon a review of the stock ledger maintained by Bishop's transfer and registrar agent, American Securities Transfer & Trust Incorporated, Lakewood, Colorado, the following table sets forth the beneficial ownership of persons who own more than 5% of Bishop's common stock as of the date hereof and the share holdings of the officers and directors of the Company:

------------------------------- ---------------------------- ---------------------------------------------------------
           Name and                   Positions Held                   Number (2) and Percentage of Shares
         Address (1)                                                            Beneficially Owned
------------------------------- ---------------------------- ---------------------------- ----------------------------
James A. Joyce                  Chairman, Secretary, and                 675,400                      25.4%
                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------
Franklyn S. Barry, Jr.          President, Chief Executive               418,593 (2)                  13.6% (3)
                                Officer, and Director
------------------------------- ---------------------------- ---------------------------- ----------------------------
Edward G. Broenniman            Director                                 255,874 (4)                   9.6%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Clara Ambrus                    Chief Scientific Officer                 450,279                      16.9%
                                and Director
------------------------------- ---------------------------- ---------------------------- ----------------------------
Richard H. Tullis               Director                                  65,000                       2.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
John M. Murray                  Chief Financial Officer                       -0-                        0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert J. Lambrix               Director                                      -0-                        0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Deborah Salerno                 Shareholder                              399,050                      15.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
All directors and executive                                            1,865,146 (4)                  67.9% (5)
officers of Company as a
group (7 persons)
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) The shareholders' address is at the Company's principal executive offices at 7825 Fay Avenue, Suite 200, LaJolla, California 92037.

(2) Assumes 2,660,000 shares outstanding based on the exchange of all of the shares of Aethlon and Hemex in accordance with the Aethlon and Hemex Agreements.

(3) Includes 412,500 shares issuable upon the exercise of presently-exercisable non-qualified stock options. The percentage ownership for Mr. Barry is based on 3,072,500 shares outstanding, assuming the exercise of the 412,500 options.

(4) Includes 201,989 shares owned of record by Linda Broenniman, Mr. Broenniman's wife.

(5) Includes 412,500 shares issuable upon the exercise of presently-exercisable incentive stock options held by Mr. Barry. The percentage ownership is based on 3,072,500 shares outstanding, assuming the exercise of the 412,500 options.


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

CONTRACTUAL ARRANGEMENTS REGARDING CHANGES IN CONTROL AND CHANGES IN CONTROL SINCE THE BEGINNING OF THE LAST FISCAL YEAR

         On March 10, 1999, Bishop executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Aethlon Agreement") of Aethlon, Inc., a California corporation ("Aethlon"). Pursuant to the Aethlon Agreement, Aethlon became a majority-owned subsidiary of the Company.

         Also on March 10, 1999, the Company executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Hemex Agreement") of Hemex, Inc., a Delaware corporation ("Hemex"). Pursuant to the Hemex Agreement, Hemex became a majority-owned subsidiary of the Company.

         As of March 31, 1999, the Company had issued 2,083,500 (80%) of the 2,595,000 shares of the Company's Common Stock to the former shareholders of Aethlon and Hemex.

                   AMENDMENTS TO THE ARTICLES OF INCORPORATION

NAME CHANGE

         The Board of Directors and majority stockholders have proposed the Name Change to better fit the needs of the Company.

         A Certificate of Amendment will be filed with the Secretary of State of Nevada, reflecting the Name Change, and indicating that the Effective Date of these amendments will be the 21st day following the mailing of a definitive copy of this Information Statement to the stockholders.

STOCK CERTIFICATES

         New stock certificates taking into account the Name Change may be obtained from American Securities Transfer & Trust Incorporated, whose address and telephone number are as follows:

        12039 West Alameda Parkway, Suite #Z-2, Lakewood, Colorado 80228
                        Telephone: 303-986-5400

         A transfer fee of $15 must accompany each transfer for each new stock certificate requested. Stock certificates being transferred into the present owner's name need not be signed or guaranteed; those being transferred to someone other than the present record owner must be signed and bear a "Medallion Member" bank or broker/dealer signature guarantee.

                           VOTE REQUIRED FOR APPROVAL
NAME CHANGE

         Section 78.385 of the Nevada Law provides an outline of the scope of amendments that a Nevada corporation can make to its Articles of Incorporation. These include the Name Change as proposed.

         The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in this Section. This Section provides that the proposed amendment must first be adopted by the Board of Directors, must be submitted to the stockholders for their consideration at a special or annual meeting, and must be approved by persons owning a majority of the outstanding voting securities.

         Section 78.315 provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

RESOLUTIONS ADOPTED BY A MAJORITY OF THE SHAREHOLDERS

         After approval of the proposed Name Change by the Board of Directors on February 18, 2000, the following resolutions were adopted by shareholders owning in excess of 58% of the outstanding voting securities of Bishop (see the heading "Security Ownership of Principal Holders and Management," of the caption "Voting Securities and Principal Holders Thereof"):

         WHEREAS, the directors of the Company have approved the amendment of the Articles of Incorporation of the Company to change the name of the Company from Bishop Equities, Inc. to Aethlon Medical, Inc.; and

         NOW, THEREFORE, BE IT RESOLVED, that Article ONE of the Articles of Incorporation be amended to read in full as follows:

               "ONE:  THE NAME OF THIS CORPORATION IS:

                              AETHLON MEDICAL, INC."

         RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to do all other things and execute and file all documents that in their sole judgment are deemed to be necessary or adivisable to carry out the intent of the foregoing resolution.

         No further votes are required or necessary to effect the proposed amendments.


                             ADDITIONAL INFORMATION

     Additional information concerning Bishop, including its annual and quarterly reports for the past twelve months, which have been previously filed with the Securities and Exchange Commission, may be accessed though the EDGAR Archives, at WWW.SEC.GOV.


                       BY ORDER OF THE BOARD OF DIRECTORS

                             Franklyn S. Barry, Jr.
                             CHIEF EXECUTIVE OFFICER

                                 March 13, 2000


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